Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): March 11, 2003




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)





















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ITEM  1.  Changes  in  Control  of  Registrant                  Not  Applicable

ITEM  2.  Acquisition  or  Disposition  of  Assets              Not  Applicable

ITEM  3.  Bankruptcy  or  Receivership                          Not  Applicable

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant     Not Applicable

ITEM  5.  Other  Materially  Important  Events

On March 8 2003, the following individuals were elected to serve as directors of the company until the next annual meeting or until their successors are elected and qualified :
1.   James Kyle II
2.   James Truher
3.   Scott Wellman
4.   Marcellina Offoha
Also, Anthony C. Dike, MD, elected as Chairman of the Board of Directors of the Company, will serve a three-year term.

Additionally, shareholders ratified the reappointment of Andrew Smith, CPA, as the independent auditor for the fiscal year ending December 31, 2002 and reapproved the Company's 2001 Joint Incentive and Non-Qualified Stock Option Plan for fiscal year 2003. Shareholders of the Company also granted the board of directors the discretion to, at any time prior to the next annual meeting, effect a reverse split of the Company's common shares at an exchange ratio of 1 for 3, 1 for 5 or 1 for 10. Based upon such vote, the board retained
discretion  to  elect  to   implement   a  reverse  split  according  to  the
aforementioned ratios, or not to implement a reverse stock split at all within the referenced time period.

Following the shareholder meeting, the newly elected Board of Directors voted to extend the Company's authorization to buy back up to one million shares of its common stock in the open market from time to time through March 2005. Thus far, the Company has repurchased 250,000 shares of its common stock under the previously granted authorization.

ITEM  6.  Resignation  of  Registrant's  Directors        Not  applicable

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS
     (a)    FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.            (None)
     (b)    EXHIBITS.

ITEM  8:  Change in Fiscal year                                Not Applicable

ITEM  9:  Regulation FD Disclosure

On March 11, 2003, the registrant issued a press release announcing the results of shareholders' vote during the annual shareholder meeting, which was held on Saturday, March 8, 2003.

EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit  99.1  -   Copy of the Press Release of March 11, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Meridian  Holdings,  Inc.
                                          (Registrant)

Date:  March  11, 2003              By:/s/  Anthony  C.  Dike
                                      -------------------------
                                          Anthony  C.  Dike
                                 (Chairman, Chief Executive Officer)
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EXHIBIT  99.1


FOR  IMMEDIATE  RELEASE:  Tueday,  March   11,  2003

CONTACT:  Anthony  C.  Dike,  Chairman/CEO          Madeleine  Franco
          Meridian  Holdings, Inc.                  Jordan Richard Assoc.
          213-627-8878                              801-463-0305
          www.meho.com                              ir@jordanrichard.com


MERIDIAN HOLDINGS, INC. ANNOUNCES RESULTS OF SHAREHOLDER VOTE

Board of Directors extends common stock buyback authorization.

LOS  ANGELES,  CALIF--At the annual meeting of Meridian Holdings, Inc.  (OTC BB:
"MEHO "), which was held on Saturday, March 8, 2003, the following individuals were elected to serve as directors of the company until the next annual meeting:
James  Kyle  II,  James  Truher, Scott Wellman and Marcellina Offoha. Anthony C.
Dike, MD, elected as Chairman of the Board of Directors of the Company, will serve a three-year term.

Additionally, shareholders ratified the reappointment of Andrew Smith, CPA, as the independent auditor for the fiscal year ending December 31, 2002 and reapproved the Company's 2001 Joint Incentive and Non-Qualified Stock Option Plan for fiscal year 2003. Shareholders of the Company also granted the board of directors the discretion to, at any time prior to the next annual meeting, effect a reverse split of the Company's common shares at an exchange ratio of 1 for 3, 1 for 5 or 1 for 10. Based upon such vote, the board retained discretion to elect to implement a reverse split according to the aforementioned ratios, or not to implement a reverse stock split at all within the referenced time period.

A copy of the company's Notice of Annual Meeting and Proxy Statement, which details each of the aforementioned approved proposals, may be viewed on the SEC's EDGAR System at www.sec.gov.
                          -----------

Following the shareholder meeting, the newly elected Board of Directors voted to extend the Company's authorization to buy back up to one million shares of its common stock in the open market from time to time through March 2005. Thus far, the Company has repurchased 250,000 shares of its common stock under the previously granted authorization.

Meridian Holdings, Inc. is a healthcare services and technology company. Meridian's network of affiliated companies is designed to encourage maximum leverage of information technology, operational excellence, industry expertise, and synergistic business opportunities. Meridian is committed to building shareholder value by positioning affiliated companies as independent business entities in which Meridian shareholders enjoy equity participation. For more information about the company and its affiliated group of companies, visit www.meho.com.
     -------

NOTE: Statements in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto. Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature. Editors and investors are cautioned that such forward-looking statements invoke risk and uncertainties that may cause the company=s results to differ from such forward-looking statements. These include, but are not limited to, economic, competitive, governmental, technological and other factors discussed in the statements and/or in the company=s filings with the Securities and Exchange Commission.

                                      #  #  #

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